                                                                   EXHIBIT 10.13

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT ("Agreement"), dated as of March 30, 2001, is made by and among F.S. Non-Gas Subsidiary, Inc., a Florida corporation ("Pledgor"), United Petroleum Corporation, a Delaware corporation, United Petroleum Group, Inc., a Delaware corporation, all having an address at 5800 N.W. 74th Avenue, Miami, Florida 33166, and Jose P. Bared and Miriam Bared, his wife, ("Pledgee"), having an address at 9025 Arvida Drive, Coral Gables, Florida 33156.

                             Preliminary Statement

     United Petroleum Group, Inc. ("UPG") is a wholly-owned subsidiary of United Petroleum Corporation ("UPC"). F.S. Non-Gas Subsidiary, Inc. ("FS") is a wholly-owned subsidiary of UPG. UPC, UPG and FS are collectively referred to herein as the "Company."

     The Company is obligated for approximately $600,000 in respect of Florida property taxes for leased and owned properties for the tax year 2000 (the "2000 Taxes"). UPG and FS operate convenience stores throughout the state of Florida. The leases for such stores require UPG and FS to pay real property taxes relating to the real property on which the stores are located. Failure to pay such taxes, which are due and payable on or before March 31, 2001, may result in (i) the accrual of penalties and interest, (ii) declarations of default under the leases and the commencement of eviction proceedings, (iii) a default under the $23 million loan made by Hamilton Bank, N.A. (the "Bank") to the Company (the "Bank Loan"), and (iv) a forced liquidation of the Company's assets, largely without proceeds.

     The Company is unable to pay the 2000 Taxes from its working capital. The Company has sought alternative ways to raise the required funds, including by selling the Shares (as defined below) and by seeking a loan from the Bank and from UPC's principal shareholders, Infinity Investors ("Infinity") and Jose P. and Miriam Bared ("Bared"). The Company was unable to sell the Shares in time to pay the 2000 Taxes, and the Bank declined to loan the funds to the Company. Infinity Investors also declined to loan the funds to the Company, either as the sole lender or in a shared capacity with Bared.

     As a result of the foregoing and there being no other source of funds, and in order to avoid the potentially devastating consequences to the Company arising from failure to pay the 2000 Taxes, Bared has agreed to loan the Company the funds necessary to pay the 2000 Taxes pursuant to a Secured Demand Promissory Note in the original amount of up to $600,000 (the "Note"), provided that the Company secure its obligations to Bared by a first priority lien and pledge of the 100,000 shares of common stock of Farm Stores Grocery, Inc., a Delaware company ("FSG" or "Issuer") owned by FS (the "Shares"). The Shares have a book value of $400,000 and were previously pledged to the Bank as security for the Bank Loan.

     In order to secure the Secured Obligations, as defined below, Pledgor has agreed to execute and deliver this Agreement.

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     NOW, THEREFORE, in consideration of the agreements set forth herein and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby makes the following representations and warranties to Pledgee and hereby covenants and agrees with Pledgee as follows:

     1. Preliminary Statement. The Preliminary Statement set forth above is true and correct and is hereby incorporated into and made a part of this Agreement. This Agreement is given to secure the payment of all principal and interest under the Note, and all obligations under this Agreement, and any extensions, modifications, replacements, amendments, renewals, consolidations or substitutions thereof or hereof, and the payment and performance of all obligations owing from the Company to or for the benefit of Pledgee (all of such obligations being collectively called the "Secured Obligations").

     2. Pledge of Stock. As security for the Secured Obligations, Pledgor hereby pledges and grants to Pledgee a security interest in (i) all of Pledgor's right, title and interest in 100,000 shares of common stock, par value $.01 per share, of Farm Stores Grocery, Inc., a Delaware corporation, and all profits, proceeds, revenues and distributions to which Pledgor may be entitled in respect of the Issuer, (ii) all securities of Issuer which may be issued to Pledgor after the date hereof, and all certificates and instruments representing or evidencing such securities, and all profits, proceeds, revenues and distributions in respect thereof, and (iii) all substitutions and proceeds of any of the foregoing, including any securities, dividends, and moneys (all of the foregoing is collectively referred to herein as the "Collateral" and all stock pledged hereunder is referred to as the "Pledged Stock").

     3. Voting. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no action shall be taken by Pledgor which would violate or be inconsistent with any of the terms of this Agreement, or which would have the effect of impairing the position or interests of Pledgee with respect to the Secured Obligations. All such rights of Pledgor to vote and to give consents, waivers and ratifications shall, at Pledgee's option, which shall be exercised by written notice to Pledgor, cease in case an Event of Default shall have occurred and be continuing.

     4. Dividends and Other Distributions. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock shall be paid to Pledgor, provided that all cash dividends payable in respect of the Pledged Stock which represent extraordinary, liquidating or other distributions constituting a return of capital shall be paid to Pledgee and retained by it as part of the Collateral. Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral: (a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Stock; (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and
(c) all other or additional stock or other securities or property which may be paid in respect of the Collateral by reason of


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any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization affecting the Issuer.

     5. Remedies in Case of Event of Default. An "Event of Default" shall be deemed to occur hereunder if Pledgor shall breach any of its covenants, obligations or agreements set forth herein or in the Note or in any other agreement or document relating to any of the Secured Obligations, or if any representation or warranty made by Pledgor herein or therein is untrue. If an "Event of Default" occurs hereunder, and continues uncured for ten (10) days after Pledgee gives Pledgor written notice thereof (except for a default resulting from the failure to pay principal or interest when due under the Note, which default shall not be subject to any notice, grace or cure period), Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including the remedies granted under Chapter 679, Florida Laws, to a secured party. Without limitation, Pledgee may exercise the following rights, which Pledgor hereby agrees to be commercially reasonable:

          (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 4 to Pledgor; and Pledgor agrees to deliver (properly endorsed where required hereby or requested by Pledgee) to Pledgee after any Event of Default shall have occurred and without request therefor by Pledgee, all dividends, distributions, interest, other cash payments, and proceeds of Collateral, proxies and other documents as may be necessary to allow Pledgee to exercise its rights as holder of the Pledged Stock, and if any of the foregoing shall be received by Pledgor, they shall be received in trust for the benefit of Pledgee, and shall forthwith be delivered to Pledgee;

          (b) to transfer all of any part of the Collateral into Pledgee's name or the name of its nominee or nominees;

          (c) to participate in the affairs of the Company as a stockholder and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so, such appointing being coupled with an interest);

          (d) apply the cash (if any) then held by it as Collateral hereunder, first, to the payment of all out-of-pocket costs of collection (including reasonable attorneys' fees and disbursements) incurred in enforcing Pledgee's rights under the Note, this Agreement or any other document relating to the Secured Obligations; second, to the payment of interest accrued and unpaid under the Note and the other Secured Obligations (in such order as Pledgee shall elect); third, to the payment or prepayment of principal under the Note and the other Secured Obligations (in such order as Pledgee shall elect); and fourth to the payment of all other amounts then owing to Pledgee under the terms of the Note and/or this Agreement and the other Secured Obligations, in such order of priority as Pledgee may elect; and


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     (e)  if there be no such cash or the cash so applied shall be insufficient to pay in full all the Secured Obligations, upon ten (10) days' prior notice to Pledgor, take any action with respect to the Collateral, including, without limitation, sell the Collateral, or any part thereof, at any public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, as Pledgee shall deem appropriate. Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale Pledgee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold, free and clear from any claims or rights of Pledgor. Further, it shall be deemed commercially reasonable for Pledgee to impose sufficient conditions on any such sale so as to preclude the necessity of registration of the Collateral under the Securities Act of 1933, as amended. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgee shall give Pledgor at least ten (10) days' written notice in the manner specified for notices under this Agreement of Pledgee's intention to make any such public or private sale or sales at any broker's board or on any such securities exchange, and Pledgor agrees that such notice of sale will be commercially reasonable notice to it. Such notice, in case of public sale, shall state the time and place fixed for such sale, and, in the case of sale at a broker's board or exchange at which such sale is to be made, the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places, as Pledgee may fix in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Pledgee may (in its sole and absolute discretion) determine and Pledgee may bid (which bid may be in whole or in part, in the form of cancellation or indebtedness) for and purchase for the account of Pledgee the whole or any part of the Collateral. Pledgee shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future deliver, the Collateral so sold may be retained by Pledgee until the sale price is paid by the purchaser or purchasers thereof, but Pledgee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Pledgee may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.


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     6. Application of Proceeds. All moneys collected by Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by Pledgee hereunder, shall be applied in the order set forth in paragraph 5(d), above.

     7. Further Assurances. Pledgor agrees that its will join with Pledgee in executing and filing and refiling under the Uniform Commercial Code such financing statements, continuation statements, and other documents in such offices as Pledgee may deem necessary or desirable and wherever required or permitted by law in order to perfect and preserve Pledgee's security interest in the Collateral and hereby authorizes Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to Pledgee such additional conveyances, assignments, agreements and instruments as Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto Pledgee its rights, powers and remedies hereunder. Pledgor shall promptly deliver to Pledgee the originals of all certificates evidencing the Pledged Stock now or hereafter issued to Pledgor, which certificates Pledgor shall duly endorse in blank or shall be accompanied by stock powers duly endorsed in blank by Pledgor.

     8. Transfer by Pledgor. Pledgor will not sell or otherwise dispose of, grant any option with respect to, or create, incur, assume or suffer to exist any lien on, any portion of the Collateral (except the lien created by this Agreement).

     9. Representations, Warranties and Covenants of Pledgor. Pledgor represents and warrants that:

        (a) it is the legal, record and beneficial owner of, and has good and marketable title to, the Shares, subject to no lien, pledge or encumbrance (except the pledge created by this Agreement), and without limiting the generality of the foregoing, it has secured the full release and termination of all liens and claims on the Shares of and from Hamilton Bank, N.A.;

        (b) it has full power, authority and legal right to pledge all of the Shares pursuant to this Agreement;

        (c) all of the Shares have been duly and validly issued, are fully paid and non-assessable; and

        (d) this Agreement creates, as security for the Secured Obligations, a valid and enforceable perfected lien on all of the Collateral, in favor of Pledgee and for the benefit of Pledgee and the holder of the Note and other Secured Obligations, subject to no lien in favor of any other person;

        (e) no authorization, approval, or other action by any person, and no notice to or filing with any governmental authority or regulatory body, is required either (i) for the pledge by Pledgor of any of the Collateral pursuant to this Agreement, or performance of this Agreement by Pledgor; or (ii) for the exercise by Pledgee of the rights provided for in


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        this Agreement, or, except with respect to a disposition of Collateral by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to his Agreement.

Pledgor covenants and agrees that it will defend Pledgee's right, title and lien in and to the Collateral against the claims and demands of all persons; and Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to Pledgee as Collateral hereunder.

        10. Pledgor's Obligations Absolute, etc. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (except full payment of all Secured Obligations) including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Note or any document relating to any of the Secured Obligations or any other instrument or agreement referred to therein, or any assignment or transfer thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this agreement or the Note or any document relating to any of the Secured Obligations; (c) any furnishing of any additional security to Pledgee or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by Pledgee; or (d) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor. Pledgor specifically waives and covenants not to assert any rights and claims to require Pledgee to marshall any assets, liens, or parties liable in respect of the Secured Obligations, and agrees that Pledgee may enforce rights and proceed against the Collateral, and any of the other assets, liens, Pledgor, guarantor(s), or parties liable in respect of any of the Secured Obligations in any order or sequence, all as Pledgee may elect in his sole, absolute, and uncontrolled discretion.

        11. Securities Matters. If at any time when Pledgee shall determine to exercise his right to sell all or any part of the Pledged Stock pursuant to
Section 5, such sale of Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, Pledgee may, in his sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least ten
(10) days' notice of the time and place of any such sale shall be given to Pledgor. Without limiting the generality of the foregoing, in any such event, Pledgee, in his sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, and (ii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. The parties agree and acknowledge that (a) the sale of Shares has not been registered pursuant to the Securities Act of 1933, as amended, (b) the Shares shall not be transferred in violation of applicable securities laws, and (c) each party is experienced in investments of this type, able to understand and bear the full risks of such investment, understands that there is no public market

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for the Shares, and has acquired or will acquire the Shares for their own respective account, for investment, and with no intention of effecting any transfer thereof in violation of any applicable securities laws.

         12. Termination; Release. When the Note and all Secured Obligations then outstanding have been paid in full, this Agreement shall terminate, and Pledgee, at the request of Pledgor, will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by Pledgee hereunder on account of Pledgor.

         13. Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed given upon (i) hand delivery, or (ii) one day after dispatched with an overnight courier service, next day delivery guaranteed, or (iii) three days after deposited in the United States certified or registered mail, return receipt requested, postage and fees prepaid, properly addressed to the party for whom it is intended at his address set forth above, or such other address as is most recently noticed to the other party in the aforesaid manner.

         14. Indemnity and Expenses. Pledgor hereby indemnifies and holds harmless Pledgee from and against any and all claims, losses, and liabilities arising out of or in connection with this Agreement (including enforcement hereof), except claims, losses, or liabilities resulting from Pledgee's gross negligence or willful misconduct. Upon demand, Pledgor will pay to Pledgee the amount of any and all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements) which Pledgee may incur in connection with the sale of, collection from, or other realization upon, any of the Collateral; the exercise or enforcement of any of the rights of Pledgee hereunder; or the failure by Pledgor to perform or observe any of the provisions hereof. As used in this Agreement, the term attorneys' fees shall include those incurred at any time whether prior to the commencement of judicial proceedings and/or thereafter at the trial and/or appellate levels, and/or in pre- and post-judgment or insolvency, bankruptcy, administrative, regulatory or investigative proceedings.

         15. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the parties hereto; provided, however, that Pledgor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Pledgee, which consent may be withheld in the sole and absolute discretion of Pledgee. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. No failure on the part of Pledgee to exercise, and no delay in exercising any right, power, privilege or remedy hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, privilege or remedy of Pledgee preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided herein, in the Note, by law, or in equity. This Agreement shall be construed in accordance with and governed by the laws of the State of






















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
Florida. All obligations of Pledgor and/or the Company hereunder shall be jointly and severally binding upon UPC, UPG and FS. The headings of the several sections and subsections in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.






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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first above written.


                                        F.S. NON-GAS SUBSIDIARY, INC.

                                        By:  /s/ JORGE C. CANO
                                           ------------------------------------

                                        UNITED PETROLEUM CORPORATION

                                        By:  /s/ JORGE C. CANO
                                           ------------------------------------

                                        UNITED PETROLEUM GROUP, INC.

                                        By:  /s/ JORGE C. CANO
                                           ------------------------------------

                                              /s/ JOSE P. BARED
                                           ------------------------------------
                                           Jose P Bared

                                              /s/ MIRIAM BARED
                                           ------------------------------------
                                           Miriam Bared



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

                         SECURED DEMAND PROMISSORY NOTE

$600,000.00                                                       MARCH 30, 2001

        FOR VALUE RECEIVED, United Petroleum Corporation, a Delaware corporation, United Petroleum Group, Inc., a Delaware corporation, and F.S. Non-Gas Subsidiary, Inc., a Florida corporation (collectively, "Maker") jointly and severally, promise to pay to the order of Jose P. Bared and Miriam Bared, his wife ("Holder") ON DEMAND the principal sum of Six Hundred Thousand and 00/100 Dollars ($600,0000.00), or so much thereof as shall be advanced and remain outstanding hereunder, together with interest on the principal balance thereof, from time to time outstanding after the date hereof, at the rate of ten percent (10%) per annum. Interest accruing on the outstanding principal amount hereof shall be due and payable monthly in arrears, beginning on April 15, 2001, and continuing on the 15th day of each subsequent month until this
Note is paid in full. Unless sooner demanded and paid, this Note shall mature and Maker agrees to pay Holder in full all outstanding principal and accrued interest evidenced by this Note on the date of the first to occur of (the "Maturity Date") (a) the date that the Collateral (as defined in the Pledge Agreement) is sold, or (b) three months from the date hereof.

        Provided none of the terms, conditions, covenants, warranties and agreements of this Note shall be in default, Maker shall have the right, at any time and from time to time, to prepay the unpaid principal evidenced by this
Note in whole or in part without premium or penalty but with accrued interest to the date of such pre-payment on any amount prepaid. All payments made by Maker to Holder shall be applied first to accrued and unpaid interest and the balance, if any, to principal.

        This Note is secured by that certain Pledge Agreement of even date herewith made by Maker in favor of Holder (the "Pledge Agreement") and is subject to all of the terms and conditions set forth therein. Any default by Maker hereunder shall constitute a default under the Pledge Agreement, and shall entitle Holder to exercise all the rights and remedies which may be stated in the Pledge Agreement (as well as those set forth in this Note and available at law or in equity), including specifically, but without limitation, the right to foreclose all property which is collateral for payment of the obligations owed by Maker to Holder.

        Maker hereby waives presentment for payment, demand (except as specifically set forth in this Note), notice of dishonor, protest, extension of time without notice and/or any and all requirements necessary to hold Maker liable as maker, and agrees that (i) any collateral, lien, and or right of setoff securing any indebtedness evidenced by this Note may, from time to time, in whole or in part, be exchanged or released, and any person liable on or with respect to this Note may be released all without notice to or further reservations of rights against Maker, and all without in any way affecting or releasing the liability of Maker, any endorser, surety or guarantor, and (ii) none of the terms or provisions hereof may be waived, altered, modified or amended orally, by course of conduct, dealing or performance, or otherwise, except as Holder may specifically agree in writing.

        Maker hereby agrees to pay all out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred by Holder in connection with the collection of the indebtedness evidenced by this Note, any modification hereof, or in enforcing or protecting any of the rights, powers, remedies and privileges of Holder hereunder. As used in this Note, the term "attorneys fees" shall include those incurred at any time whether prior to the commencement of judicial proceeding and/or thereafter at the trial and/or appellate proceedings and/or in pre- and post judgment or insolvency, bankruptcy, administrative, regulatory or investigative proceedings.

     Principal and any interest payable hereunder shall be payable in lawful currency of the United States of America to Holder at 9025 Arvida Drive, Coral Gables, Florida 33156, or at such other place designated by Holder in writing, in immediately available (same day) funds without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Note, the proceeds hereof, or on Maker or holder hereof by any government, or any instrumentality, authority or political subdivision thereof. Maker agrees, upon the request of Holder, to pay all such taxes (other than taxes on or measured by income of the holder hereof), duties, and other charges in addition to the principal evidenced by this Note.

     This Note is a demand note subject to being called at any time without cause or reason. Any amount of principal and/or interest evidenced by this Note which is not paid within three (3) days after demand, or if not sooner demanded, on the Maturity Date, shall bear interest from the date of demand or the Maturity Date, as the case may be, until paid in full at the Maximum Rate (as hereinafter defined), or if the Maximum Rate is unlimited, then at 16% per annum. All such amounts shall be part of the obligations secured by the Pledge Agreement. The Maximum Rate shall mean the rate (whether limited or unlimited) that may legally be charged on loans or extensions of credit made by any bank and/or lender or creditor under the laws (whether codified or not) of the State of Florida or of the United States, whichever is applicable and higher, as such rate (or the absence thereof) now exists or may hereafter be increased (or the ceiling, if any, on the legal rate of interest eliminated) by legislation or otherwise. In the event that the rate of interest so contracted to be paid should exceed the Maximum Rate, whether as a result of its fluctuation or otherwise, the rate of interest to be paid hereunder shall be automatically reduced to the Maximum Rate and so much of any interest reserved, charged or taken as would cause the same to exceed the Maximum Rate shall be deemed not to be a credit against interest but rather a prepayment on account of and be automatically credited against outstanding principal, if any, evidenced hereby, or if the entire principal balance has been paid, such amount shall be refunded to Maker.

     Maker agrees that this Note shall be governed and construed under the laws of the State of Florida. If any provision of this Note shall be deemed unenforceable under applicable law, such provision shall be ineffective, but only to the extent of such unenforceability, without invalidating the remainder of such provision or the remaining provision of this Note. Maker consents that jurisdiction and venue of any dispute arising from this Note shall be in Miami - Dade County, Florida and waives all objections thereto. All obligations of the Maker hereunder shall be joint and several obligations of United Petroleum Corporation, a Delaware corporation, United Petroleum Group, Inc., a Delaware corporation, and F.S. Non-Gas Subsidiary, Inc., a Florida corporation.

     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first above written.

                                             UNITED PETROLEUM CORPORATION


                                             By: /s/ JORGE CANO
                                                 ----------------------------
                                                 Jorge Cano
                                                 President


                                                       [CORPORATE SEAL]

                                             UNITED PETROLEUM GROUP, INC.


                                             By: /s/ JORGE CANO
                                                 ----------------------------
                                                 Jorge Cano
                                                 President


                                                        [CORPORATE SEAL]

                                             F.S. NON-GAS SUBSIDIARY, INC.


                                             By: /s/ JORGE CANO
                                                 ----------------------------
                                                 Jorge Cano
                                                 President


                                                       [CORPORATE SEAL]

                                      -3-